Exhibit - 10.78

                    SEPARATION AGREEMENT AND GENERAL RELEASE


     THIS SEPARATION AGREEMENT AND GENERAL RELEASE is made and entered into by and between THOMAS R. KELLY, JR. (hereinafter referred to as "Employee") and GOODY'S FAMILY CLOTHING, INC. (hereinafter referred to as "the Company").

                               STATEMENT OF FACTS

         Employee desires to resign from the Company to pursue other opportunities. Employee desires to accept the following agreements, and Employee and the Company desire to settle fully and finally any differences and disputes between them, including, but in no way limited to, any differences and disputes that might arise, or have arisen, out of Employee's employment with the Company, and the termination thereof.

                               STATEMENT OF TERMS

         In consideration of the premises and mutual promises herein contained, it is agreed as follows:

         Section 1.        Non-Admission of Liability.
                           --------------------------

         This Separation Agreement and General Release (the "Agreement") shall not in any way be construed as an admission by the Company that it has acted wrongfully with respect to Employee or any other person, or that Employee has any rights whatsoever against the Company, and the Company specifically disclaims any liability to or wrongful acts against Employee or any other person, on the part of itself, its employees or its agents.

         Section 2.        Termination of Employment.
                           -------------------------

         Employee represents, understands and agrees that his employment with the Company terminated on May 5, 2000 (the "Date of Termination").

         Section 3.        Return of Consideration.
                           -----------------------

         Employee understands that this Agreement is final and binding. If Employee attempts to challenge the enforceability of this Agreement, he shall initially tender to the Company, by certified funds delivered to the Company, all monies and other value he receives pursuant to this Agreement, and shall invite the Company to retain such monies and agree with him to cancel this Agreement. In the event the Company accepts this offer, the Company shall retain such monies and this Agreement shall be cancelled. In the event the Company does not accept such offer, the Company shall so notify Employee, and shall place such monies in an interest-bearing escrow account pending resolution of the dispute as to whether this Agreement shall be set aside and/or otherwise rendered unenforceable.

         Section 4.        Consideration.
                           -------------

     a. Severance Payment. The Company agrees to pay Employee a severance payment in the ------------------ total gross amount of Four Hundred Thousand Dollars ($400,000.00), less applicable tax withholding and other standard deductions.

     b. Vacation Pay. The Employee waives any right he may have to assert a claim to be paid ------------- for accrued vacation days.

         Section 5.        Cessation of Authority.
                           ----------------------

         Employee   understands  and  agrees  that  effective  on  the  Date  of
Termination, he is not authorized to incur any expenses, obligations or liabilities, or to make any commitments on behalf of the Company. Employee agrees to submit to the Company within twenty (20) days from the Date of Termination any and all expenses incurred by him through that date. Such expenses shall be paid by the Company in accordance with its existing policies and procedures.

         Section 6.        Return of Company Materials and Property.
                           ----------------------------------------

         Employee understands and agrees that he will turn over to the Company on or before the - execution date of this Agreement all files, memoranda, records, credit cards and other documents, physical or personal property which he received from the Company and/or which he used in the course of his employment with the Company and which are the property of the Company. Employee agrees, represents and acknowledges that as a result of his employment with the Company, he has had in his custody, possession and control proprietary documents, data, materials, files and other similar items concerning proprietary information of the Company as described in the Employment Agreement dated May 20, 1998 and attached as Exhibit "A" to this Agreement (the "Employment Agreement"), and Employee acknowledges, warrants and agrees that he has returned all such items and any copies or extras thereof and any other property, files or documents obtained as a result of his employment with the Company and he has held such information in trust and in strict confidence and will continue to do so, and that he has complied and will comply with Section 12 of the Employment Agreement regarding proprietary information.

         Section 7.        Employment Agreement; No Solicitation.
                           -------------------------------------

         Employee understands and agrees that the terms of Section 12 of the Employment Agreement are fully enforceable and remain in full force and effect.


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         Section 8.        No Obligation.
                           -------------

         Employee agrees and understands that the consideration described above in Section 4. is not required by the Company's policies and procedures. Employee further agrees and understands that his entitlement to receive the consideration set forth above is conditioned upon his execution of this Agreement and his compliance with the terms of Section 12 of the Employment Agreement.

         Section 9.        Severability.
                           ------------

         The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable. This Agreement shall survive the termination of any arrangements contained herein.

         Section 10.       Consultation with an Attorney.

         The Company advises Employee to consult with an attorney prior to executing this Agreement. Employee agrees that he has had the opportunity to consult counsel if he chose to do so. Employee further acknowledges that he has had ample time in which to execute this Agreement, and that he has had sufficient time to read and consider this Agreement before executing it. Employee acknowledges that he is responsible for any costs and fees resulting from his attorney reviewing this Agreement. Employee agrees that he has carefully read this Agreement and understands its contents, that he signs this Agreement voluntarily, with a full understanding of its significance, and intending to be bound by its terms.

         Section 11.       Right to Revoke.
                           ---------------

         Employee may take up to twenty one (21) days to decide whether he wants to accept and sign this Agreement. If Employee signs this Agreement, Employee may revoke and cancel this Agreement at any time within seven (7) days after each party's execution of this Agreement by: (i) providing written notice of revocation to the Company and (ii) returning to the Company the severance payment paid by Company to Employee as specified in Section 4. herein above. If Employee does so revoke, this Agreement will be null and void. This Agreement shall not become effective and enforceable until after the expiration of this seven (7) day revocation period; after such time, if there has been no revocation, the Agreement shall be fully effective and enforceable.


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         Section 12.       Complete Release.
                           ----------------

         As a material inducement to the Company to enter into this Agreement, Employee hereby irrevocably and unconditionally releases, acquits and forever discharges the Company and each of the Company's owners, stockholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, attorneys, parent companies, divisions, subsidiaries, affiliates (and agents, directors, officers, employees, representatives and attorneys of such parent companies, divisions, subsidiaries and affiliates), and all persons acting by, through, under or in concert with any of them (collectively "Releasees"), or any of them, from any and all, but not limited to, rights arising out of alleged violations or breaches of any contracts, express or implied, or any tort, or any legal restrictions on the Company's right to terminate employees, or any federal, state or other governmental statute, regulation, or ordinance, including, without limitation: (1) Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991, (race, color, religion, sex, and national origin discrimination); (2) 42 U.S.C. ss. 1981 (discrimination); (3) the Americans with Disabilities Act (disability discrimination); (4) 29 U.S.C. ss.ss. 621-624 (the Age Discrimination in Employment Act); (5) 29 U.S.C. ss. 206(d)(1) (equal pay); (6) Executive Order 11246 (race, color, religion, sex and national origin discrimination); (7)
Executive Order 11141 (age discrimination); (8) Section 503 of the Rehabilitation Act of 1973 (handicap discrimination); (9) intentional or negligent infliction of emotional distress or "outrage"; (10) defamation; (11) interference with employment; (12) wrongful discharge; and (13) invasion of privacy, which Employee now has, owns or holds, or claims to have, own or hold, or which Employee at any time heretofore had, owned or held, or claimed to have, owned or held, against each or any of the Releasees at any time up to and including the date of this Agreement; provided, however, that the Employee does not release the Company from any claims related to a breach by the Company of its obligations hereunder.

         As a material inducement to the Employee to enter into this Agreement, the Company hereby irrevocably and unconditionally releases acquits and forever discharges the Employee from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses of any nature whatsoever, known or unknown, suspected or unsuspected, related to Employee's employment relation with the Company; provided, however, that the Company does not release the Employee from any claims related to a breach by the Employee of his obligations hereunder.

         Nothing herein is intended to be or is to be construed to affect or release Employee's 401(k) benefits, vested stock options, and related vested benefits (except vacation benefits), if any, as a result of his employment with the Company.

         Section 13.        Confidentiality.
                           ----------------


         Employee agrees to hold this Agreement and the terms of it in confidence and not to disclose the existence, content or details thereof to anyone, other than to his spouse, his attorneys, accountants and/or tax advisers, who must be advised of and agreed to be bound by the confidentiality provision, except as required by law, rule or regulation. The Company, its officers, directors and employees likewise agree to keep this Agreement and its contents confidential, except as required by law, rule or regulation. Company may disclose the existence of this Agreement and/or its details to those individuals (including the Company's lenders, external accounting firms and law firms) or other management officials who have a "need to know" in the furtherance of their official duties, or in furtherance of the Company's business interest.

         Section 14.  Non-Disparagement.

         Employee agrees not to indulge in any conduct that is intended to reflect adversely upon the Company, its employees, officers, directors and shareholders. Employee further agrees not to make any statements that may be reasonably construed to disparage the reputation or character of the Company or its employees, officers, directors or shareholders. The Company's officers and directors agree that they will not: (i) make any statements that may be reasonably construed to disparage the reputation or character of the Employee or, (ii) indulge in any conduct that is intended to reflect adversely upon Employee. Upon request from future potential employers, the Company agrees to provide a reference (consistent with the Company's current policy) reflecting Employee's date of hire, his date of resignation, and his position with the Company.

         Section 15.       No Other Representations.
                           ------------------------

         Employee represents and acknowledges that in executing this Separation Agreement and General Release he does not rely, and has not relied, upon any representation or statement not set forth herein made by any of the Releasees or by any of the Releasees' agents, representatives, or attorneys with regard to the subject matter, basis or effect of this Separation Agreement and General Release or otherwise.

         Section 16.  Previling Party.

         In the event of any lawsuit or proceeding is brought to enforce the terms of this Agreement, the prevailing party shall recover against the other party, reasonable attorneys' fees and expenses incurred in connection with such action, including any appeals.

         Section 17.  Choice of Law.

         This agreement shall be construed and interpreted according to the laws of the State of Tennessee.

         Section 18.       Sole and Entire Agreement.
                           -------------------------

         This Agreement sets forth the entire agreement between the parties hereto, and supersedes any and all prior agreements or understandings between the parties pertaining to the subject matter hereof with the exception of
Section 12 of the Employment Agreement, which remains in effect to the extent it is not inconsistent with this Separation Agreement and General Release.

         Employee warrants that he has had ample time to consider this Agreement, that he understands its provisions, and that he enters into this Agreement voluntarily and after having the opportunity to receive the advice and counsel of his attorney.


     PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

         Executed at Knoxville, Tennessee this _11th____ day of May, 2000.



Sworn to and subscribed                 ___/s/ Thomas R. Kelly Jr._____________
                                        ---------------------------------------
before me this _11th___ day                   Thomas R. Kelly, Jr.
                ----
of May 2000.


___/s/__Jean Thomas___________
   ---  ----------------------
         NOTARY PUBLIC


My Commission Expires:

         [NOTARY SEAL]




         Executed at Knoxville, Tennessee this __11th____ day of May 2000.

                                                 GOODY'S FAMILY CLOTHING, INC.



                                               By:      /s/ Regis J. Hebbeler
Sworn to and subscribed before me
this _11th_ day of May, 2000.


         /s/ Jean Thomas___________
                                                       NOTARY PUBLIC

My Commission Expires:

         [NOTARY SEAL]

H:\HR\Separation Agreement\Tom Kelly.doc


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